Exhibit 10.3
                               FIRST AMENDMENT TO
               AMENDED AND RESTATED RECEIVABLES TRANSFER AGREEMENT


         THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED RECEIVABLES TRANSFER AGREEMENT, dated as of May 9, 2003 (this "Amendment"), is entered into among IKON FUNDING-3, LLC, as Transferor (the "Transferor"), IOS CAPITAL, LLC, as Originator and Collection Agent (the "Originator" and the "Collection Agent", respectively), GEMINI SECURITIZATION CORP., as Conduit Transferee ("Gemini"), the Alternate Transferees from time to time party thereto (the "Alternate Transferees") and DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent (the "Administrative Agent").

                                 R E C I T A L S
                                 ---------------

         A. The Transferor, the Originator, the Collection Agent, Gemini, the Alternate Transferees and the Administrative Agent are parties to the Amended and Restated Receivables Transfer Agreement, dated as of March 31, 2003 (as amended, supplemented or otherwise modified, the "Agreement"); and

         B. The parties hereto desire to amend the Agreement as set forth herein.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.

         2. Amendment to the Agreement. Annex C of the Agreement is hereby amended and restated in its entirety to read as attached hereto.

         3.  Representations  and  Warranties.   Each  of  the  Transferor,  the
Originator and the Servicer represents and warrants to Gemini, the Alternate Transferees and the Administrative Agent that:

                  (a) this Amendment has been duly authorized, executed and delivered on its behalf, and the Agreement, as so amended, and each of the other Transaction Documents to which it is a party constitutes its legal, valid and binding obligation enforceable against it in accordance with the terms hereof or thereof;

                  (b) the representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof; and

                  (c) after giving effect to this Amendment, no Trigger Event shall exist on the date hereof.

         5. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After the date



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hereof, all references in the Agreement to "this Agreement",  "hereof", or words of similar effect referring to such Agreement shall be deemed to be references to the Agreement as amended by this Amendment.

         7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall be deemed to be an original and all of which when take together shall constitute but one and the same instrument.

         8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York without regard to any otherwise applicable principles of conflicts of law.

         10. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                        IKON FUNDING-3, LLC, as Transferor


                        By:
                          -------------------------------------
                        Name:
                        Title:


                        IOS CAPITAL LLC, as Originator and Collection Agent


                        By:
                          -------------------------------------
                        Name:
                        Title:




                                    First Amendment to Amended and Restated
                                                                RTA   (IKON)

                        GEMINI SECURITIZATION CORP. as Conduit Transferee


                        By:
                         ----------------------------------------
                        Name:
                        Title:



                                       First Amendment to Amended and Restated
                                                                RTA   (IKON)

                          DEUTSCHE BANK AG, NEW YORK BRANCH,
                          as Administrative Agent and Alternate Transferee


                          By:
                            -------------------------------------
                          Name:
                          Title:




                                       First Amendment to Amended and Restated
                                                                RTA   (IKON)

                                                                       ANNEX C
                              FORM TRANSFER NOTICE

                              ______________, _____




DEUTSCHE BANK AG, NEW YORK BRANCH
31 West 52nd Street
New York, NY 10017
Attention: David McCollum


Ladies and Gentlemen:

         Reference is hereby made to the Amended and Restated Receivables Transfer Agreement, dated as of March 31, 2003 (as amended, supplemented or otherwise modified, the "Amended and Restated Receivables Transfer Agreement"), among IKON Funding-3, LLC, as Transferor, IOS Capital, LLC, as Originator and Collection Agent, Gemini Securitization Corp., as Conduit Transferee, the Alternate Transferees from time to time party thereto and Deutsche Bank AG, New York Branch, as Administrative Agent. Capitalized terms used in this Transfer Notice and not otherwise defined herein shall have the meanings assigned thereto in the Amended and Restated Receivables Transfer Agreement.

         This letter constitutes a Transfer Notice pursuant to Section 1.02(a) of the Amended and Restated Receivables Transfer Agreement. The Transferor desires to effect a Transfer on ____________, _____ for Consideration of $___________.1 The aggregate Outstanding Balance of the Receivables to be transferred in connection herewith is $____________, as shown on the attached addendum to Schedule II to the Amended and Restated Receivables Transfer Agreement.

         The Transferor hereby represents and warrants as of the date hereof, and as of the date of Transfer, as follows:

                  (i) The representations and warranties of the Transferor contained in Exhibit III are correct on and as of the date of the Transfer as though made on and as of such date;

                  (ii) The representations and warranties of the Originator contained in the Transaction Documents are correct on and as of the date of the Transfer as though made on and as of such date;

--------------------------------------------
1  Minimum amount of $10,000,000 and increments of $100,000 in excess thereof.

                  (iii) No event has occurred and is continuing, or would result from the Transfer, that constitutes a Trigger Event or a Potential Trigger Event;

                  (iv) The Facility Termination Date shall not have occurred;

                  (v) The Aggregate Capital does not exceed the Aggregate Commitment;

                  (vi) The Outstanding Balance of all Eligible Receivables is not less than the Required Balance; and

                  (vii) After giving effect to such Transfer, it will be in compliance with the hedging requirements set forth in Section 1.12.

         Attached hereto is a true and correct schedule setting forth detailed information regarding the Receivables to be included in the proposed Transfer, including an addendum to Schedule II to the Amended and Restated Receivables Transfer Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Transfer Notice to be executed by its duly authorized officer as of the date first above written.

                                        IKON FUNDING-3, LLC


                                      By:
                                        ------------------------------
                                      Name:
                                     Title:


                                         First Amendment to Amended and Restated
                                          RTA (IKON)